UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2018

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Kien Huat Subordinate Loan Agreement

On June 25, 2018, Empire Resorts, Inc. (the “Company”) and Kien Huat Realty III Limited (“Kien Huat”) entered into a loan agreement (the “Kien Huat Subordinate Loan Agreement”), providing for loans of up to $30,000,000 (the “Kien Huat Subordinate Loan”). The Kien Huat Subordinate Loan shall be subordinate to the Bangkok Bank Loan (as defined below), which is discussed below. The proceeds of the Kien Huat Subordinate Loan may be used exclusively to make capital contributions to Montreign Operating Company LLC (“Montreign”), a subsidiary of the Company that owns Resorts World Catskills. Montreign may use such funds for marketing and general corporate purposes (including the payment of debt service). All amounts due under the Kien Huat Subordinate Loan shall mature on December 28, 2020, which date may be extended for additional one-year periods if the Bangkok Bank Loan is similarly extended or accelerated in the event the Bangkok Bank Loan is accelerated. The maturity of the Kien Huat Subordinate Loan may also be extended for up to one year at the sole discretion of Kien Huat. Advances under the Kien Huat Subordinate Loan shall be made in four installments as follows: (i) $5,000,000 shall be advanced no earlier than July 2, 2018; (ii) $5,000,000 shall be advanced no earlier than July 20, 2018; (iii) $10,000,000 shall be advanced no earlier than September 4, 2018; and (iv) $10,000,000 shall be advanced no earlier than September 17, 2018.    The only condition to an advance shall be the delivery of a request for an advance not less than five business days prior to the date of an advance and that the representations contained in the Kien Huat Subordinate Loan Agreement shall be true and correct. The Company shall pay Kien Huat a commitment fee of $300,000 out of the proceeds of the first advance.

The Kien Huat Subordinate Loan bears interest at a rate of 12% per annum, compounded monthly, and shall be payable monthly in arrears. Prior to the maturity of the Kien Huat Subordinate Loan, interest shall not be required to be paid in cash and will be added to the outstanding principal of the Kien Huat Subordinate Loan and shall thereafter be deemed to be part of the principal indebtedness due thereunder upon maturity. The Kien Huat Subordinate Loan may be repaid in full or in part at any time without premium or penalty.

The Kien Huat Subordinate Loan Agreement contains customary representations and warranties and affirmative covenants, including a restriction on the use of the proceeds of the Kien Huat Subordinate Loan as described above. Obligations under the Kien Huat Subordinate Loan Agreement may be accelerated upon certain customary events of default (subject to grace periods, as applicable), including among others: nonpayment of principal, interest or fees; breach of the affirmative covenants; and a default in payment of or acceleration of the Bangkok Bank Loan. Additionally, any future amendments to the Bangkok Bank Loan Agreement relating to default provisions thereunder, prepayment provisions or an increase of the maximum principal amount thereunder shall be subject to Kien Huat’s prior written consent.

The Company agreed to indemnify and defend Kien Huat and its affiliates from negligent acts or omissions of the Company and its affiliates, any failure of the Company to comply with the terms of the Kien Huat Subordinate Loan Agreement and any failure of the Company to comply with any laws, except to the extent resulting from the gross negligence or willful misconduct of Kien Huat or its affiliates.

This summary description of the Kien Huat Subordinate Loan Agreement is qualified in its entirety by reference to the actual Kien Huat Subordinate Loan Agreement and related promissory note, each of which is filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Delayed Draw Term Loan Credit Agreement

As previously reported in a Current Report on Form 8-K filed on January 3, 2018, on December 28, 2017, the Company entered into a Delayed Draw Term Loan Credit Agreement (the “Bangkok Bank Loan Agreement”), with Bangkok Bank PCL, New York Branch (“Bangkok Bank”), as lender, and Monticello Raceway Management, Inc., the Company’s wholly-owned subsidiary, as guarantor. The Bangkok Bank Loan Agreement provides for loans to be made to the Company in an aggregate principal amount of up to $20,000,000 (the “Bangkok Bank Loan”).

Concurrently with the execution of the Kien Huat Subordinate Loan Agreement, Kien Huat and Bangkok Bank entered into a subordination and standstill agreement, pursuant to which Kien Huat agreed to subordinate all of its rights and remedies under the Kien Huat Subordinate Loan to Bangkok Bank with respect to the Bangkok Bank Loan. The Company and Bangkok Bank also entered into a First Amendment to Delayed Draw Term Loan Credit Agreement (the “Bangkok Bank Loan Amendment”). The Bangkok Bank Loan Amendment permitted the Company to incur subordinate indebtedness under the Kien Huat Subordinate Loan. In addition, the Bangkok Bank Loan Amendment excludes the Kien Huat Subordinate Loan, for as long as such loan remains subordinate to the Bangkok Bank Loan, from calculations of the Company’s maximum total leverage ratio, which financial covenant is applicable beginning with the fiscal quarter ended December 31, 2018.

This summary description of the Bangkok Bank Loan Amendment is qualified in its entirety by reference to the actual Bangkok Bank Loan Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K as relates to the Kien Huat Subordinate Loan and the Bangkok Bank Loan Amendment is incorporated by reference herein.

Item 9.01. Exhibits

(d) Exhibits.

Exhibit	Description

10.1	Subordinate Loan Agreement, dated as of June 25, 2018, between Empire Resorts, Inc. and Kien Huat Realty III Limited

10.2	Form of Promissory Note (to be issued to Kien Huat Realty III Limited)

10.3	Amendment to Delayed Draw Term Loan Credit Agreement, dated as of June 25, 2018, among Empire Resorts, Inc., Bangkok Bank PCL, New York Branch (“Bangkok Bank”), and Monticello Raceway Management, Inc., as guarantor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2018

EMPIRE RESORTS, INC.

By:	/s/ Ryan Eller
Name: Ryan Eller
Title: President and Chief Executive Officer